                              CONSULTING AGREEMENT

THIS AGREEMENT is dated for reference the 1st day of January, 2001.

BETWEEN:

          DYNAMOTIVE TECHNOLOGIES CORPORATION
          105 - 1700 West 75th Avenue,
          Vancouver, British Columbia
          V6P 6G2

          (the "Company")

AND:
          R. ANDREW KINGSTON
          8 Cotton Row
          Plantation Wharf,
          London, SW11 3UG

           (the "Consultant")

WHEREAS:

(A) The Company has agreed to retain the Consultant and the Consultant has agreed to serve the Company on a full-time basis;

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements herein contained, the parties hereto mutually agree as follows:

                                     PART 1

                                   APPOINTMENT

1.1 The Company appoints the Consultant and the Consultant accepts the appointment, to act as President and Chief Executive Officer (the "Appointment") upon the terms and conditions of this Agreement and the Consultant agrees to diligently and faithfully carry out and perform its duties and obligations described in this Agreement.

1.2 The Consultant acknowledges that the employment contemplated hereby is full-time and agrees to devote his time in carrying out his obligations hereunder.

                                     PART 2

                                TERM OF AGREEMENT

2.1 Unless terminated earlier for good cause, this Agreement shall commence on the date first appearing in this Agreement and shall continue for an initial term of three years ending on December 31, 2003.

2.2 This agreement shall automatically renew after the initial term unless either party gives notice of its intention not to renew at least 90 days before the expiry of the initial period.

                                     PART 3

                            DUTIES OF THE CONSULTANT

3.1 In consideration of the Company's payment of the Consultant's remuneration, the Consultant agrees to perform the duties and responsibilities in respect to the Appointment in accordance with the general directions of the Chief Executive Officer of the Company.

3.2 As President & CEO, the Consultant will be responsible for all the affairs of the Company including strategic direction, provision of appropriate resources, appropriate financial plans, budgets and controls, custody and efficient utilization of resources and keeping the Board and shareholders appropriately informed. The Consultant will also be responsible for the expansion of the US subsidiary's operations within the US and Latin America.

                                     PART 4

                                  REMUNERATION

4.1 In consideration of the performance by the Consultant of its obligations under this, Agreement, the Company shall pay to the Consultant a consulting fee in the amount of CDN$225,000 per year, ("Base Consulting Fee") payable at CDN$18,750 per month on the last working day of the month upon presentation of an invoice. The Consultant's remuneration shall be subject to an annual performance review by the Board of Directors of the Company.

4.2 A discretionary bonus of a minimum of 20% of the Base Consulting Fee will be paid to the Consultant provided certain objectives are accomplished; such objectives will be agreed from time to time by the parties hereto.

                                     PART 5

                           EXPENSES AND DISBURSEMENTS

5.1 In addition to the remuneration, the Company shall pay to the Consultant within thirty (30) days after receipt by the Company of invoices therefor, the full amount of all reasonable expenses, disbursements and out-of-pocket costs incurred by the Consultant on behalf of the Company in performing its duties under this Agreement.

                                     PART 6

                        CONFIDENTIALITY AND WORK PRODUCT

6.1 The Confidentiality Agreement (attached as Schedule A) is an integral part of this Employment Agreement and by signing the enclosed duplicate copy of this Agreement you agree to be bound by all the terms of the Confidentiality Agreement.

6.2 Notwithstanding anything else in this Agreement, it is expressly acknowledged and understood by the Consultant that all of the work product of the Consultant while employed by the Company shall belong to the Company absolutely and notwithstanding the generality of the foregoing, all patents, inventions, improvements, notes, documents, correspondence produced by the Consultant during the term of this Agreement hereunder shall be the exclusive property of the Company. The Consultant further agrees to execute without delay or request for further consideration any necessary patent assignments, conveyance or other documents and assurances as may be necessary to transfer all rights to same to the Company. In the event of the termination of the Consultant for any reason hereunder, the Consultant shall promptly turn over to the Company all of the foregoing intellectual property which is evidenced by any physical documentation (whether written, digital, magnetic, electronic or otherwise) or any other of the Company's assets or property in his possession or under his control.

6.3 In the event of termination of this Agreement, the Consultant agrees not to accept employment with any person, company, partnership or other business enterprise which is directly competing in any of the Company's businesses at the time of termination nor will the Consultant otherwise independently compete in all cases for a period of one year from the date of termination.

                                     PART 7

                            TERMINATION WITHOUT CAUSE

7.1 The Company has the right to terminate this Agreement at any time during its initial or renewal terms however and if such termination is without good cause the Company shall be obliged to pay to the Consultant severance for the balance of the initial or renewal term of this Agreement.

All options and SAR's awards that have vested shall not be callable; and all unvested SAR's shall remain eligible for vesting through to the termination date of the agreement.

                                     PART 8

                           TERMINATION FOR GOOD CAUSE

8.1 The Company shall be entitled to terminate this Agreement immediately in the event of good cause. For purposes hereof, good cause shall mean:

     (a) any conviction for a felony or crime involving fraud;

     (b) any grossly negligent or wilful misconduct that directly results in loss to the Company; and

     (c) in the  event  the  Consultant  does not  correct  any  breach  of this
     Agreement or any persistent wilful failure or refusal to satisfy the reasonable requirements of the Company under this Agreement, including specific directives of the Company's board or its Chief Executive Officer, provided always that the Consultant shall have a reasonable opportunity to correct any acts or omissions which are set out in a notice of non-compliance providing the complained of acts or omissions are reasonably capable of correction.

                                     PART 9

                                     NOTICE

9.1 Any notice required to be given hereunder by any party shall be given or made in writing and either delivered personally or sent by registered mail, postage prepaid, addressed to the parties as set out on the first page of this Agreement, or to such other address at which any of the parties hereto may from time to time notify the others in writing. The time of giving or making such notice shall be, if delivered, when delivered, and if mailed, then on the fifth
(5th) business day after the day of mailing thereof.

                                     PART 10

                          ASSIGNMENT AND MISCELLANEOUS

10.1 Neither party to this Agreement shall be entitled to assign its benefits, interests or obligations under this Agreement without the written consent of the other party hereto.

10.2 This Agreement, once executed, and along with the documents referenced herein, constitute the entire understanding between the Company and the Consultant with respect to the terms and conditions of this Agreement and supersedes all prior agreements and discussions between the parties.

10.3 This Agreement is made in the Province of British Columbia and shall be enforceable in the courts thereof.

10.4 The provisions respecting the Consultant's confidentiality obligations transfer of intellectual property rights and non-competition in Section 8 shall survive the termination of this Agreement.

10.5 The headings of this Agreement are inserted for convenience only and shall not affect the construction of this Agreement.

                                     PART 11

                                 NON-COMPETITION

11.01 In the event of termination of this Agreement, the Consultant agrees not to accept employment with any person, company, partnership or other business enterprise which is directly competing in any of the Company's businesses at the time of termination nor will the Consultant otherwise independently compete in all cases for a period of one year from the date of termination.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

DYNAMOTIVE TECHNOLOGIES
CORPORATION


Per:  /s/ Richard Lin
      -----------------------------------
      Authorized Signatory


/s/ R. Andrew Kingston
-----------------------------------------
R. ANDREW KINGSTON

                                   Schedule A

                            NON-DISCLOSURE AGREEMENT

THIS AGREEMENT is dated for reference the 1st day of January, 2001

BETWEEN:

     DYNAMOTIVE TECHNOLOGIES CORPORATION, a British Columbia company having a
     -----------------------------------
     place of business at 105 - 1700 West 75th Avenue, Vancouver, British Columbia, V6P 6G2

     ("Disclosing Party")

AND:

     R. ANDREW KINGSTON, an individual having its principal office at 8 Cotton Row, Plantation Wharf, London, SW11 3UG

     ("Receiving Party")

WHEREAS:

A. the Disclosing Party is in the business of environmental and renewable energy technologies;

B.   the Receiving Party is in the business of                                 ;
                                               --------------------------------

C. the Disclosing Party and the Receiving Party intend to investigate collaborative business opportunities (the "Purpose");

D. in order to fulfill the Purpose the Disclosing Party may disclose information that is not available to the general public to the Receiving Party (the "Confidential Information"), including without limitation, BioOil information, trade secrets, financial, corporate, marketing, product, research, technical, manufacturing and/or personnel information or any other information, in any form or media, relating to the Disclosing Party, its affiliates, associates and/or other related entities (collectively "Related Entities") and/or to any of their respective customers, suppliers and other business partners (collectively "Business Partners"), specifically identified as confidential by the Disclosing Party at, or prior to, the time of its disclosure, or the nature of which is such that it would generally be considered confidential in the industry in which the Disclosing Party operates; and

E. the disclosure of any Confidential Information to third parties would cause harm to the Disclosing Party, its Related Entities and Business Partners;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the Disclosing Party disclosing Confidential Information to the Receiving Party and of the covenants and agreements contained in this Agreement, the parties agree as follows:

1. Treatment of Confidential Information - The Receiving Party covenants that, except as specifically set out in paragraph 2, it will deal with any of the Confidential Information which it receives or gains access to, in accordance with the terms and conditions of this Agreement.

2. Exclusions - The terms and conditions of this Agreement shall not apply to any Confidential Information which the Receiving Party can establish:

     a) is, or becomes, readily available to the public other than through a breach of the obligations set out in this Agreement; or

     b) was disclosed, lawfully and not in breach of any contractual or other legal obligation, to the Receiving Party by a third party.

3. Ownership of Confidential Information - The Receiving Party acknowledges that the Confidential Information, including all patent rights, trade secrets, copyrights and all other intellectual property and proprietary rights related thereto, is and shall be the sole and exclusive property of the Disclosing Party, its Related Entities or Business Partners as appropriate, and shall be held in trust by the Receiving Party for these persons. The Receiving Party acknowledges that it shall not acquire any right, title or interest in or to the Confidential Information or to any intellectual property or other proprietary rights related thereto.

4. Disclosure - The Receiving Party shall keep all of the Confidential Information in strict confidence and shall not, without the prior written consent of the Disclosing Party, directly or indirectly, disclose, allow access to, transmit, transfer or make available to any person, firm, company, consultant, partnership, entity or other party (each a "Person"), for any use whatsoever, any Confidential Information, other than to a Person who:

     a)   is an officer, director, employee or consultant of the Receiving
          Party;

     b) has a need to know such Confidential Information to facilitate the fulfilment of the Purpose; and

     c) has executed a non-disclosure or other agreement with the Receiving Party which prohibits the disclosure of the Confidential Information on terms that are consistent with the provisions of this Agreement.

     Notwithstanding the foregoing, to the extent the Receiving Party can establish that it is required by law to disclose any Confidential Information it shall be permitted to do so, provided that notice of the requirement to disclose is first delivered to the Disclosing

     Party at the address set out above in a timely manner, so that the Disclosing Party has the opportunity to contest this potential disclosure.

5. Use of Confidential Information - The Receiving Party shall use any Confidential Information disclosed hereunder solely to fulfill the Purpose and shall not, either directly or indirectly, use the Confidential Information for any other reason or in any other manner.

6. Reproduction/Security - Except as reasonably required to fulfill the Purpose, the Receiving Party shall not, either directly or indirectly, copy or reproduce Confidential Information in any manner or medium. The Receiving Party shall ensure that any such copy of Confidential Information is clearly marked, or otherwise identified, as confidential and proprietary to the Disclosing Party. The Receiving Party shall ensure that all Confidential Information, and all copies thereof, are stored in a secure place while in the Receiving Party's possession, custody, charge or control.

7. Return of Confidential Information - Upon fulfilment of the Purpose, or at any time upon request by the Disclosing Party, the Receiving Party shall immediately return to the Disclosing Party all Confidential Information, and all copies thereof, in the Receiving Party's possession, charge, control or custody and shall ensure that any third party to which it has disclosed the Confidential Information does the same. This agreement shall survive to the fullest extent and time as permitted by law.

8. Equitable Relief - The Receiving Party acknowledges that a breach of this Agreement will result in irreparable and immediate harm to the Disclosing Party and agrees that in the event of such a breach, the Disclosing Party shall be entitled to equitable relief by way of temporary or permanent injunction and to seek such other relief that any court may deem just and proper.

9. No Representations or Warranties - The Receiving Party acknowledges and agrees that:

     a) this Agreement does not constitute any representation, warranty or guarantee by the Disclosing Party that the Confidential Information does not infringe any third party rights; and

     b) the Disclosing Party shall not be liable for any errors or omissions in the Confidential Information or the use or the results of the use of the Confidential Information.

10. No Obligation - Nothing in this Agreement obligates the Disclosing Party to make any particular disclosure of Confidential Information.

11. Indemnity - The Receiving Party shall indemnify and hold the Disclosing Party harmless from and against any and all claims, suits, losses, damages, costs or expenses, including reasonable attorney fees, incurred or suffered by the Disclosing Party as a result of the Receiving Party, or its officers, directors, employees or consultants, using or disclosing the Confidential Information other than in accordance with this Agreement, whether this use or disclosure is done negligently or otherwise.

12. Governing Law - This Agreement shall be governed and construed in accordance with the laws in force in the Province of British Columbia. The courts of British Columbia shall have non-exclusive jurisdiction to hear any matters arising in connection with this Agreement.

13. Entire Agreement - This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and cancels and supersedes any prior discussions, correspondence, understandings, agreements or communication of any nature relating to the subject of this Agreement.

14. Assignment - This Agreement may not be assigned by either party without the prior written consent of the other.

15. Recitals Included - The recitals set out in the preamble of this Agreement shall be deemed to be included in, and form an integral part of this Agreement.

16. Term - This Agreement is to remain in effect for five (5) years after the effective date of execution.

17. Counterparts - This Agreement may be executed in one or more counterparts each of which when executed by any of the parties shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement. This Agreement may be delivered by facsimile transmission by either party to the other.

IN WITNESS WHEREOF the parties have executed this Agreement:

DYNAMOTIVE TECHNOLOGIES CORPORATION
                                             R. ANDREW KINGSTON


Per: /s/ Richard Lin                       Per: /s/ R. Andrew Kingston
     --------------------------------           --------------------------------
     Signature                                  Signature


     Richard Lin                                R. Andrew Kingston
     --------------------------------           --------------------------------
     Name                                       Name


     Chairman                                   C.E.O.
     --------------------------------           --------------------------------
     Position                                   Position

                         CONSULTING AGREEMENT AMENDMENT

THIS AGREEMENT is dated for reference the 9th day of April, 2001.

BETWEEN:

          DYNAMOTIVE TECHNOLOGIES CORPORATION
          105 - 1700 West 75th Avenue,
          Vancouver, British Columbia
          V6P 6G2

          (the "Company")

AND:
          R. ANDREW KINGSTON
          8 Cotton Row
          Plantation Wharf,
          London, SW11 3UG

          (the "Consultant")

Except for amendments to Part 4.1 as detailed below, all other terms and conditions of the Consulting Agreement dated January 1, 2001 shall remain in effect.

                                     PART 4

                                  REMUNERATION

4.1 In consideration of the performance by the Consultant of its obligations under this, Agreement, the Company shall pay to the Consultant, retroactive to January 1, 2001, a consulting fee in the amount of US$200,000 per year, ("Base Consulting Fee") payable at US$11,111 per month on the last working day of the month upon presentation of an invoice and the balance of US$66,668 payable as follows: a) US$2,777.81 per month which must be applied to exercise 3,703 options to a maximum of 44,445 options to purchase common shares of the Company at U.S. $.75 per share; such options shall expire on April 30, 2003, details per the Stock Option Agreement attached as Schedule A, and b) US$2,777.81per month payable in restricted shares at US$.75 per share to a maximum of 44,445 shares; the Consultant shall invoice the Company monthly and the Company shall issue the appropriate shares aggregated quarterly.

TO EVIDENCE THEIR AGREEMENT TO THIS AMENDMENT, each of the parties has executed this Agreement as set out below.

DYNAMOTIVE TECHNOLOGIES
CORPORATION


Per:  /s/ Richard Lin
      -----------------------------------------------
      Authorized Signatory


/s/ R. Andrew Kingston
-----------------------------------------------------
R. ANDREW KINGSTON

                                                                      Schedule B

                             STOCK OPTION AGREEMENT

This Agreement effective this 9th day of April, 2001.

BY AND BETWEEN:

          R. ANDREW KINGSTON
          8 Cotton Row
          Plantation Wharf,
          London, SW11 3UG

                                       (hereinafter referred to as "CONSULTANT")

AND

          DYNAMOTIVE TECHNOLOGIES CORPORATION
          105-1700 West 75th Avenue
          Vancouver, B.C. V6P 6G2

                                      (hereinafter referred to as "DynaMotive").

WHEREAS, DynaMotive has commissioned the CONSULTANT to provide consulting services to the Company.

WHEREAS, DynaMotive desired to grant the CONSULTANT an option to purchase Common Shares in the Company.

NOW THEREFORE IT IS AGREED:

1. DynaMotive grants the CONSULTANT an option to purchase a total of forty four thousand four hundred forty five (44,445) Common Shares (hereinafter called the "Options") at an exercise price of U.S. $.75 per share (subject to adjustment as hereinafter provided); such option shall terminate on April 30, 2003 ("Termination Date"). The Options provided herein shall vest upon presentation of invoices as set out in paragraph 4.01 of the Consulting Agreement Amendment.

2.   Such Options may be exercised at the discretion of the CONSULTANT.

3. In order to exercise the 44,445 options, the CONSULTANT shall, no later than the close of business (Vancouver time) on the Termination Date give written notice to DynaMotive of the intention to exercise the Option in whole or in part, such notice to be accompanied by an invoice for services rendered; After receipt of such notice, DynaMotive shall issue a Treasury Order to its Registrar and Transfer Agent for the required number of Common Shares.

4. The Options granted may not be assigned nor transferred in whole or in part.

5. The Option shall be in full force and effect and exercisable until the Termination Date. However, should the CONSULTANT die during the term of the Option, any unexercised portion of the Option shall be available for exercise by the CONSULTANT's estate within twelve (12) months after the date of the CONSULTANT's death.

6. The exercise of this Option or any amendments to this Agreement may be subject to the prior approval, where necessary, by certain securities legislation or jurisdictions.

7. In the event that there is any material change in the Common Shares of DynaMotive through the declaration of stock dividends or stock splits or consolidations or exchanges of shares, the number of Common Shares subject to Option and the Option price thereof shall be adjusted appropriately by the Board of Directors and such adjustment shall be effective and binding for all purposes of this Agreement.

8. In the event that DynaMotive shall amalgamate, consolidate with, or merge into another corporation, the CONSULTANT will thereafter receive, upon the exercise of the Option, the securities or property to which a holder of the number of Common Shares then deliverable upon the exercise of the within Option would have been entitled to upon such amalgamation, consolidation, or merger and DynaMotive will take steps in connection with such amalgamation, consolidation, or merger as may be necessary to ensure that those provisions hereof shall thereafter be applicable, as near as reasonably may be, in relation to any securities or property thereafter deliverable upon the exercise of the Option granted herein. A sale of all or substantially all of the assets of DynaMotive for a consideration (apart from the assumption of obligations) a substantial portion of which consists of securities shall be deemed a consolidation, amalgamation or merger for the purposes hereof.

9. This Agreement shall enure to the benefit of and be binding upon the parties hereto and upon the successors or assigns of DynaMotive and upon the executors, administrators and legal personal representatives of the CONSULTANT.

10. This Agreement shall be governed, construed and enforced according to the laws of the Province of British Columbia and is subject to the exclusive jurisdiction of the courts of the Province of British Columbia.

IN WITNESS WHEREOF the parties hereto have hereunto executed this Agreement as of the day and year first above written.


THE COMMON SEAL OF DYNAMOTIVE       )
TECHNOLOGIES CORPORATION            )
was hereunto affixed in the         )
presence of:                        )                 C/S
                                    )
                                    )
/s/ Richard Lin                     )
-----------------------------       )
                                    )


SIGNED, SEALED AND DELIVERED        )
by CONSULTANT in the presence of:   )
                                    )
                                    )
------------------------------      )
Name                                )
                                    )        /s/R. Andrew Kingston
                                    )        -----------------------------------
                                    )        R.ANDREW KINGSTON
                                    )
------------------------------      )
Address                             )
                                    )
------------------------------      )
                                    )
------------------------------      )
Occupation